Triangle Petroleum ANNOUNCES CHANGES TO EXECUTIVE MANAGEMENT TEAM, PROVIDES OPERATIONAL UPDATE and reports Fiscal 2012 results

DENVER – April 16, 2012 – Triangle Petroleum Corporation (“Triangle” or “the Company”) (AMEX:TPLM) today announced changes to its Executive Management Team, provided an operational update, and reported its fiscal 2012 results for the year ended January 31, 2012 (“FY2012”)

Changes to Executive Management Team

•	Effective April 14, 2012 the Board of Directors of Triangle approved the following:
―	Dr. Peter Hill appointed Executive Chairman of the Board of Directors
―	Jonathan Samuels, currently President, appointed Chief Executive Officer
―	Joseph Feiten, currently Principal Accounting Officer, appointed Chief Financial Officer
▪	Previously with Hess Corporation (via acquisition of American Oil & Gas)
▪	37 years of experience in oil & gas finance and accounting
▪	Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of two publicly-traded E&P companies: American Oil & Gas Inc. and Tipperary Corporation
―	Justin Bliffen, currently VP Finance, appointed Head of Corporate Finance
▪	Vice President of Finance at Triangle since March 2011
▪	Previously with Goldman Sachs as Vice President trader of crude oil derivatives
▪	Served 8 years as a United States Naval Officer and 6 years as a Navy SEAL
•	Triangle intends to discuss these changes more fully in its year end conference call held at 9:00am EST on Monday, April 16, 2012. Dial-in information available in this press release and at www.trianglepetroleum.com

Operational Update

•	Currently preparing for operated well completions; April 23, 2012 expected start date
―	Plan to complete 4-5 operated wells in McKenzie county; sequential and simultaneous (zipper frac) operations for 4-5 weeks; fifth well dependent on drilling schedule
―	Services to be performed by Schlumberger
―	Details of well locations and offset well results available in latest investor presentation
•	Anticipate announcing results of all operated wells simultaneously, including 30 day production numbers in mid to late June
•	Current production estimated at 780 Boe/d
•	Recently added second operated rig for operations in Williams County, North Dakota.
―	FY2013 $68mm operated drilling budget unchanged
•	RockPile Energy Services re-affirms plan to commence pumping operations July 1, 2012

Acquisition, Strategic & Financial Update

•	Recently executed 700 net acre trade with undisclosed public operator; gained control of 2 operated drilling units in McKenzie County, North Dakota
•	Recently purchased 1,000 operated net acres for $4,000 / acre from an undisclosed seller, including control of 4 operated drilling units in McKenzie County
•	Evaluating 2,000 net acre opportunity including 2 operated drilling units in McKenzie County
―	All referenced operated units within close proximity of existing operations
•	Sold 7% of Station Prospect for $750 / acre, ~$3mm of proceeds
•	Formed Caliber Midstream, LLC to pursue select infrastructure opportunities
―	Funded entirely through existing infrastructure budget
•	Closed on $300mm revolving credit facility with Wells Fargo; $10mm current borrowing base

Results for Fiscal Year 2012, ending January 31, 2012 (“FY2012”)*totals may vary slightly from audited financials due to rounding; Please view complete audited financials in our form 10-K at www.sec.gov.

•	Exited January 31, 2012 with approximately 530 Boe/d of non-operated production
•	FY2012 Total production of 111,836 Boe
•	FY2012 revenue of $8.1mm, compared to $0.5mm for FY2011
•	FY2012 lease operating expenses of $1.6mm compared to $0.1mm for FY2011
•	FY2012 cash general & administrative expenses $8.8mm compared to $5.4mm for FY2011
•	Total net income of $(23.8)mm
―	Total non-cash charges of $21.3mm include DD&A, accretion, stock-based compensation, and impairment of oil and gas properties
•	100% write-down of Nova Scotia properties; contemplating total exit
•	Total Proved Reserves as of January 31, 2012: 1.4MMboe
―	Growth of Total Proved Reserves: 19%
―	Growth of Total Proved Producing Reserves: 167%
―	Production Replacement of 222%
•	January 31, 2012 cash balance of $70mm
•	No outstanding debt as of April 16, 2012; $10mm credit facility undrawn

About Triangle

Triangle (AMEX:TPLM) is a high-growth oriented energy company with a current strategic focus on developing the Bakken Shale and Three Forks formations in the Williston Basin of North Dakota and Montana. Triangle has acquired approximately 83,000 net acres in the Williston Basin. For more information, visit Triangle’s Web site at www.trianglepetroleum.com.

Conference Call Information

Dr. Peter Hill, Executive Chairman of Triangle, and Jonathan Samuels, President and Chief Executive Officer of Triangle, will host a conference call at 7:00 AM MT (9:00 AM ET) today to provide an overview of results and current position, immediately followed by a question and answer session. Interested parties may dial in using the conference call number (877) 683-1144 (participant passcode #66361485). International parties may dial-in using (973) 935-8352. A recording of the conference call will be available through April 23, 2012 at (855) 859-2056 (participant passcode # 66361485), for international participants the encore dial-in number is (404) 537-3406.

Forward-Looking Statements Disclosure

This press release includes a number of forward-looking statements that reflect the current views of our management with respect to future events and financial performance. You can identify these statements by forward-looking words such as “may,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “plan” and “continue,” or similar words. Those statements include statements regarding our and members of our management team’s intent, belief or current expectations as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

Readers are urged to carefully review and consider the various disclosures made by us in these materials and our other reports filed with the U.S. Securities and Exchange Commission. These presentation materials should be read in conjunction with the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K, and with our “Consolidated Financial Statements” and notes thereto in our Annual Report on Form 10-K for the year ended January 31, 2012. Important factors currently known to our management could cause actual results to differ materially from those in forward-looking statements. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. We believe that these assumptions are based upon reasonable data derived from and known about our business and operations. No assurances are made that actual results of operations or the results of our future activities will not differ materially from these assumptions. Factors that could cause differences include, but are not limited to, history of losses, uncertainty of drilling results, inability to acquire additional leasehold interests or other oil and natural gas properties, inability to manage growth in our business, inability to control properties we do not operate, inability to protect against certain liabilities associated with our properties, lack of diversification, substantial capital requirements and limited access to additional capital, competition in the oil and natural gas industry, global financial conditions, oil and natural gas realized prices, seasonal weather conditions, marketing and distribution of oil and natural gas, the influence of our significant stockholders, government regulation of the oil and natural gas industry, potential regulation affecting hydraulic fracturing, environmental regulations, including climate change regulations, uninsured or underinsured risks, aboriginal claims, defects in title to our oil and natural gas interests, material weakness in our internal accounting controls, and foreign currency exchange risks. Furthermore, the forward-looking statements contained in this press release are made as of the date hereof, and we undertake no obligation, except as required by applicable securities legislation, to update publicly or to revise any of the included forward looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements contained herein are expressly qualified by this cautionary statement.

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